Mergers and Acquisitions	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]	Acquisitions and Divestitures
2024 Acquisitions and Divestitures
On January 22, 2024, we entered into a definitive agreement with NuStar Energy L.P. (“NuStar”) to acquire NuStar in an all-equity transaction valued at approximately $7.3 billion, including assumed debt. Under the terms of the agreement, NuStar common unitholders will receive 0.400 Sunoco common units for each NuStar common unit. NuStar has approximately 9,500 miles of pipeline and 63 terminal and storage facilities that store and distribute crude oil, refined products, renewable fuels, ammonia and specialty liquids. The transaction is expected to close in the second quarter of 2024, subject to customary closing conditions.
On January 11, 2024, we entered into a definitive agreement with 7-Eleven, Inc. to sell 204 convenience stores located in West Texas, New Mexico, and Oklahoma for approximately $1.0 billion, including customary adjustments for fuel and merchandise inventory. As part of the sale, SUN will also amend its existing take-or-pay fuel supply agreement with 7-Eleven, Inc. to incorporate additional fuel gross profit. The transaction is expected to close promptly upon receipt of regulatory approvals and satisfaction of customary closing conditions.
On January 11, 2024, we announced that we will acquire liquid fuels terminals in Amsterdam, Netherlands and Bantry Bay, Ireland from Zenith Energy for €170 million including working capital. The transaction is expected to close in the first quarter of 2024, subject to customary closing conditions.
2023 Acquisition
On May 1, 2023, we completed the acquisition of 16 refined product terminals located across the East Coast and Midwest from Zenith Energy for approximately $111 million, including working capital. The purchase price was primarily allocated to property and equipment.
2022 Acquisitions
On November 30, 2022, we completed the acquisition of Peerless for $67 million, net of cash acquired. Peerless is an established terminal operator that distributes fuel products to over 100 locations primarily within Puerto Rico. Management, with the assistance of an independent valuation firm, determined the fair value of assets and liabilities at the date of the acquisition. Goodwill acquired in connection with the acquisition is deductible for tax purposes. The following table summarizes the final allocation of the purchase price among the assets acquired and liabilities assumed:

November 30, 2022
Other current assets	$26
Property and equipment	65
Goodwill	11
Current liabilities	(15)
Deferred tax liability	(11)
Net assets	76
Cash acquired	(9)
Total cash consideration, net of cash acquired	$67
On April 1, 2022, we completed the acquisition of a transmix processing and terminal facility in Huntington, Indiana from Gladieux Capital Partners, LLC for $252 million, net of cash acquired. Management, with the assistance of an independent valuation firm, determined the fair value of assets and liabilities at the date of the acquisition. Goodwill acquired in connection with the acquisition is deductible for tax purposes. The following table summarizes the final allocation of the purchase price among the assets acquired and liabilities assumed:

April 1, 2022
Inventories	$108
Other current assets	56
Property and equipment	73
Goodwill	20
Intangible assets	98
Current liabilities	(88)
Net assets	267
Cash acquired	(15)
Total cash consideration, net of cash acquired	$252
2021 Acquisitions
On October 8, 2021, we acquired eight refined product terminals from NuStar Energy L.P. for $250 million. The terminals have a combined storage capacity of approximately 14.8 million barrels and are located along the East Coast and in the greater Chicago market. Management, with the assistance of an independent valuation firm, determined the fair value of assets and liabilities at the date of the acquisition. The purchase price was primarily allocated to property and equipment.
Additionally, on September 24, 2021, we acquired a refined product terminal from Cato, Incorporated for approximately $6 million. The terminal, located in Salisbury, Maryland, has storage capacity of approximately 140 thousand barrels.